--------------------------------------------------------------------------------
                                                    WEITZ SERIES FUND, INC.

                               HICKORY PORTFOLIO

                                   QUARTERLY

                                     REPORT

                               DECEMBER 31, 1996

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161

                                402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one year period ended December 31, 1996, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                          DIFFERENCE
PERIOD ENDED                          HICKORY FUND     S&P 500       HICKORY FUND-S&P 500
------------------------------------  -------------  ------------  ------------------------

Dec. 31, 1996                               35.4%          22.9%              12.5%

Dec. 31, 1995                               40.5           37.5                3.0

Dec. 31, 1994                              -17.3            1.3              -18.6

Dec. 31, 1993 (9 months)                    20.3            5.5               14.8

Since Inception (April 1, 1993)
  Cumulative                                89.1           80.6                8.5

Compound Annual
  Average Return                            18.5           17.0                1.5

The portfolio's average annual total return for the one year period ending December 31, 1996, and for the period since inception (April 1, 1993) was 35.4% and 18.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

The graph below shows the growth in value of an initial $100,000 investment in Hickory, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.
                                    12/31/96
                               Hickory Portfolio
                   Comparison of Change in Value of $100,000
                   Investment in Hickory Portfolio & S&P 500

              HICKORY      S&P 500
            -----------  -----------

             VALUE OF     VALUE OF
  PERIOD     $100,000     $100,000
----------  -----------  -----------
  03/31/93     $100,000     $100,000
  04/30/93      $91,621      $97,583
  05/31/93      $95,999     $100,184
  06/30/93      $96,609     $100,476
  07/31/93      $99,489     $100,071
  08/31/93     $107,204     $103,859
  09/30/93     $108,002     $103,062
  10/31/93     $115,026     $105,192
  11/30/93     $111,438     $104,193
  12/31/93     $120,267     $105,452
  01/31/94     $118,421     $109,034
  02/28/94     $116,476     $106,076
  03/31/94     $110,109     $101,457
  04/30/94     $109,060     $102,759
  05/31/94     $110,065     $104,440
  06/30/94     $104,789     $101,881
  07/31/94     $104,153     $105,224
  08/31/94     $110,360     $109,530
  09/30/94     $109,189     $106,855
  10/31/94     $107,787     $109,247
  11/30/94     $101,810     $105,272
  12/31/94      $99,476     $106,830
  01/31/95      $99,870     $109,599
  02/28/95     $103,994     $113,865
  03/31/95     $105,513     $117,219
  04/30/95     $105,229     $120,668
  05/31/95     $111,054     $125,480
  06/30/95     $118,331     $128,392
  07/31/95     $124,859     $132,647
  08/31/95     $133,445     $132,978
  09/30/95     $139,110     $138,586
  10/31/95     $133,237     $138,091
  11/30/95     $137,345     $144,146
  12/31/95     $139,728     $146,922
  01/31/96     $146,980     $151,917
  02/29/96     $148,848     $153,328
  03/31/96     $148,334     $154,805
  04/30/96     $151,650     $157,084
  05/31/96     $159,513     $161,128
  06/30/96     $163,383     $161,741
  07/31/96     $150,145     $154,599
  08/31/96     $160,466     $157,864
  09/30/96     $168,758     $166,741
  10/31/96     $171,426     $171,337
  11/30/96     $179,661     $184,276
  12/31/96     $189,125     $180,625

This information represents past performance of the portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      DECEMBER 31, 1996 - QUARTERLY REPORT

                                                                 January 8, 1997

Dear Fellow Shareholder:

      We ended 1996 on a very strong note, gaining 12.1% during the last three months of 1996 to finish the year with a total return of 35.4%. Over the same periods, the S&P 500 had total returns of 8.3% and 22.9%, respectively. According to Lipper, the average growth fund had a total return of 19.2% during 1996.

REVIEW AND OUTLOOK

      The last two years have been extraordinary, both for Hickory and for U.S. stocks in general. Not only have returns (both for us and for the overall market) been wildly above any reasonable guess of long-term stock returns, but we have experienced this windfall during a time when many rational observers have been quite concerned about the possibility of a bear market in stock prices. I have been telling you of my own concerns about the stock market for more than a year. Nevertheless, since the beginning of 1995, Hickory's total return is greater than 90% and the S&P 500's total return is almost 70%. I believe that a situation like this deserves more than the usual amount of reflection.

      To start, I think it is important to remember that we are only talking about two years. If I may use one of the most over-used sports analogies, investing is like a marathon, not a sprint. I am focusing on maximizing Hickory's long term returns and I allow the portfolio to be quite different from the stock market overall. Therefore, we should always expect time periods when Hickory will do better than the broad averages and time periods when Hickory will do worse. Again, I urge you to remember our results in 1994 (-17%). All that really matters is how we do over the long run. Thus far, I am reasonably satisfied with Hickory's cumulative return of 18.5% since inception, given the overall stock market environment.

      I believe the events of 1995 and 1996 are a perfect illustration of why market timing is so difficult. When I heard smart people suggest in 1995 that now was the time to get out of the stock market because the risk of a bear market was high, I tended to agree that risks were high, but I disagreed about what action to take. My preferred course was to continue to invest in stocks, but only in those stocks that met my criteria of growing value, priced at a discount. Thus far, events have supported my strategy. Since we are running a marathon, it is still not clear who will win the race, because we might still experience a major stock market decline that could hurt our portfolio more than others. The prices of all stocks, even stocks with growing value priced at a discount, may be depressed for a period of time. Nevertheless, for now it looks like we have a strategy that is succeeding. It will be my job as portfolio manager to continue to attempt to make our strategy successful over the years to come.

      How did Hickory do so well over the last two years? Did I take unreasonable risks to generate our returns? I think the best way to answer these questions is to look at the actions I took. First, I clearly have been willing to concentrate our investments in those stocks that I believe are most attractive. When I am right, these investments can be large contributors. When I am wrong, our results will suffer. Over each of the last two years, the three largest positive contributors to Hickory's results have been Imperial Credit, Countrywide Credit, and Redwood Trust. The securities of these three companies have also been among our largest positions throughout this period. I think it would be instructive to review the investment case for these three stocks as of early 1995, and look at what has happened since.

      At the end of 1994, Imperial Credit sold for $8.50 per share. Earnings in 1994 were $0.85 per share, down from $1.79 the year before. The very highest published earnings estimate for the company for 1996 was $2.00 per share. No one, including myself, really believed a number that high. Wall Street viewed the company as participating in a difficult commodity business (mortgage banking) with uncertain earnings prospects. I saw the company as very reasonably priced relative to depressed earnings and the possibility of better days ahead. Since then, several very good things have happened. The company has refocused itself on higher return specialty lending businesses. Actual earnings this year are higher than anyone hoped. Adjusting for stock dividends and splits, it now looks like Imperial will earn almost $3.00 per share in 1996. Again adjusting for splits, the stock now trades for more than $60 per share.

      Countrywide Credit began 1995 selling for just under $13 per share. The company was close to completing a difficult fiscal year in which it would earn $0.95 per share, down from $1.94 the previous year. Wall Street's view of Countrywide was very similar to its view of Imperial: mortgage banking is a commodity business, earnings are depressed, and who knows when earnings will recover. I viewed Countrywide as being in some ways superior to Imperial. As one of the largest and most sophisticated mortgage banks, I felt it had a cost advantage, which is very important in a commodity business. I also felt that Countrywide's mix of businesses would balance each other and cushion earnings somewhat in difficult environments. At the time, published earnings estimates were $2.00 per share for what is now the current fiscal year. I was hoping for more. With one quarter to go in the current fiscal year, it now looks like earnings this fiscal year will be about $2.40 per share. The stock ended 1996 trading at about $28.50 per share. Compared to my expectations, Countrywide's earnings performance has been somewhat disappointing. Nevertheless, because the market now gives Countrywide a more reasonable valuation of roughly 10 times next year's earnings, the stock has done quite well.

      The Redwood Trust story is a little different. At the beginning of 1995, Redwood was still a private company. We owned units which each effectively consisted of one share of common stock and a warrant to buy another share of common stock at $15 per share. The units were priced at $15 per share. We hoped that Redwood would go public during 1995, pay a dividend of $2.00 during 1996, and grow the dividend by maybe 10 percent per year thereafter. Because the company was small and private, Wall Street didn't really have an opinion. I felt that Redwood had a very good business plan that, if executed properly, would allow the company to earn above average returns over many years without taking unreasonable risks. My greatest concerns were whether management would prove to be as capable as I thought they were, and whether other companies would begin to copy Redwood's strategy, which would eventually close Redwood's window of opportunity. During the ensuing two years, Redwood did become a public company, management has executed the business strategy, and competition has yet to arise. The dividend in 1996 was $1.67, slightly lower than we had hoped, but this was only because management has been pursuing a faster growth strategy that has sacrificed short-term earnings in exchange for significantly higher dividends in years to come. The common stock ended the year at just over $37 per share, and the warrants last traded at just over $21 per warrant, so the original $15 units are worth $58.

      The investment themes for all three of these companies were roughly similar. The full earnings power was not being realized at the time of purchase. However, the stocks were then selling for quite reasonable multiples of current earnings or book value. Because valuations were already low, further downside seemed limited. However, if everything worked, each stock had the potential to be quite rewarding. In these three cases, events have been somewhat better than I expected and the stocks have been very, very kind to us.

      Before you jump to the erroneous conclusion that things always work out as I expect, I want to point out some significant investments which have been disappointing. The worst offenders recently have been the cable and cellular stocks, which were particularly disappointing during 1996. In the case of cellular, the business performance has been, I think, just fine. New customers continue to sign on, operating cash flow is rising rapidly, and free cash flow is developing as expected. In the case of cable, there have been some operating shortfalls, particularly with Telecommunications, Inc. (TCI), which reported worse than expected third quarter results. However, the biggest problem with both groups has been the perception of investors, who have been concerned about future competition and have shown growing skepticism that companies which generate cash flow but no earnings will ever create positive returns for shareholders. I continue to believe that while the risks of competition are real, these risks are more than priced into the stocks. I also believe that sooner or later, investors will realize that significant value is now being created, and will continue to be created, and that higher prices for cellular and cable stocks are justified.

      While I am obviously not happy with my stocks that have yet to work, there are two important positives about this situation. First, it is somewhat encouraging to realize that Hickory has had good results even when some of my stock picks haven't worked. Second, I have been taking advantage of the diverging valuations among our holdings to reduce our positions in some stocks that are no longer quite as cheap, and to add to our holdings in those that have become particularly attractive. For example, we no longer own Imperial Credit because at current prices I feel the potential for further appreciation is not sufficient to outweigh the risks. I have sold roughly half of our shares of Countrywide Credit. I still think the stock is attractive, but relative to other opportunities I felt it didn't deserve to be as large a position as it once was. In their place, I have added to our holdings of cellular and cable stocks, particularly Centennial Cellular, Comcast, Liberty Media, and TCI.

      Finally, Redwood Trust has grown to be our largest holding, and despite its rise, I have not yet sold any of our shares. I continue to believe that its long-term future is very good, and while it is certainly not as undiscovered as it was two years ago, I don't think Wall Street has fully discounted its future prospects.

      Because I have been able to reshuffle our portfolio, I remain quite comfortable with Hickory's holdings, despite the last two years. As usual I have no idea when the stock market will reward our patience, and certainly don't expect the next two years to be as profitable as the last two years. I continue to believe that a major stock market correction is coming. However, I hope that this letter has helped you to understand why I think investing in growing value, priced at a discount is the best strategy for long term investors, even when the stock market environment is not to our liking.

      As usual, I welcome your questions. Thanks for your continuing support.

                                                          Sincerely,

                                                          /s/ Richard F. Lawson
                                                          ---------------------

                                                          Richard F. Lawson
                                                          Portfolio Manager

                            SCHEDULE OF INVESTMENTS

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1996
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  --------------
             COMMON STOCKS -- 91.8%
             BANKING -- 2.6%
      1,000  Wells Fargo & Co.                                                      $      88,506   $    269,750
                                                                                    -------------  --------------
             CABLE TELEVISION -- 16.8%
     22,000  Adelphia Communications Corp. CL A*                                          163,625        126,500
      8,000  Comcast Corporation CL A                                                     116,400        141,000
     25,500  Comcast Corporation Special CL A                                             389,160        454,219
      4,000  TCI Satellite Entertainment CL A*                                             50,722         39,500
     40,000  Tele-Communications, Inc. CL A*                                              532,290        522,500
     15,000  Tele-Communications Liberty Media CL A*                                      383,444        428,437
                                                                                    -------------  --------------
                                                                                        1,635,641      1,712,156
                                                                                    -------------  --------------
             CONSUMER PRODUCTS AND SERVICES -- 4.8%
     37,000  American Classic Voyages Co.*                                                288,125        485,625
                                                                                    -------------  --------------
             DIVERSIFIED INDUSTRIES -- 1.0%
      1,500  Lynch Corp.*                                                                 112,560        105,750
                                                                                    -------------  --------------
             FINANCIAL SERVICES -- 8.9%
     12,000  Capital One Financial Corp.                                                  272,571        433,500
      8,000  First USA, Inc.                                                              180,345        277,000
     15,000  HealthCare Financial Partners, Inc.*                                         187,500        191,250
                                                                                    -------------  --------------
                                                                                          640,416        901,750
                                                                                    -------------  --------------
             HEALTH CARE -- 4.2%
     11,000  Seafield Capital Corp.                                                       389,850        426,250
                                                                                    -------------  --------------
             MEDIA/OTHER -- 11.0%
     15,000  Katz Media Group, Inc.*                                                      169,500        168,750
     45,000  Valassis Communications, Inc.*                                               646,913        950,625
                                                                                    -------------  --------------
                                                                                          816,413      1,119,375
                                                                                    -------------  --------------
             MORTGAGE BANKING -- 9.0%
     17,000  Countrywide Credit Industries, Inc.                                          259,020        486,625
     30,305  Resource Bancshares Mtg. Grp., Inc.                                          320,743        431,846
                                                                                    -------------  --------------
                                                                                          579,763        918,471
                                                                                    -------------  --------------

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  --------------
             REAL ESTATE AND CONSTRUCTION -- 4.2%
      6,000  Forest City Enterprises, Inc. CL A                                     $     197,678   $    363,000
      4,000  NHP, Inc.*                                                                    53,500         62,000
                                                                                    -------------  --------------
                                                                                          251,178        425,000
                                                                                    -------------  --------------
             REAL ESTATE INVESTMENT TRUSTS -- 13.0%
     27,372  Redwood Trust, Inc.                                                          441,517      1,019,607
     20,000  NovaStar Financial Inc.**                                                    300,000        300,000
                                                                                    -------------  --------------
                                                                                          741,517      1,319,607
                                                                                    -------------  --------------
             TELECOMMUNICATIONS SERVICES -- 16.3%
     16,000  360 Communication Co.*                                                       370,140        370,000
     15,000  Cellular Communications of Puerto Rico, Inc.*                                362,276        296,250
     70,000  Centennial Cellular Corp. CL A*                                              882,814        848,750
      5,000  CommNet Cellular, Inc.*                                                      133,125        139,375
                                                                                    -------------  --------------
                                                                                        1,748,355      1,654,375
                                                                                    -------------  --------------
             Total Common Stocks                                                        7,292,324      9,338,109
                                                                                    -------------  --------------

             WARRANTS -- 4.9%
     23,500  Redwood Trust, Inc., Expiring 12/31/97                                        92,548        502,313
                                                                                    -------------  --------------


FACE AMOUNT
-----------
             SHORT-TERM SECURITIES -- 5.2%
   $525,194  Norwest U.S. Government Money Market Fund                                    525,194        525,194
                                                                                    -------------  --------------

             Total Investments in Securities                                        $   7,910,066     10,365,616
                                                                                    -------------  --------------
                                                                                    -------------  --------------

             Other Liabilities in Excess of Other Assets -- (1.9%)                                      (194,390)
                                                                                                   --------------

             Total Net Assets -- 100%                                                               $ 10,171,226
                                                                                                   --------------
                                                                                                   --------------

             Net Asset Value Per Share                                                               $    18.800
                                                                                                   --------------
                                                                                                   --------------

*Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.